UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:

(Date of earliest event reported)

October 8, 2024

Research Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other Jurisdiction of Incorporation)

1-39256	11-3797644
(Commission File Number)	(IRS Employer Identification No.)

N/A

(Address of Principal Executive Offices and zip code)

(310) 477-0354

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each Exchange on which registered
Common stock, $0.001 par value	RSSS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A, or the Amendment, amends the Current Report on Form 8-K filed by Research Solutions, Inc., or the Company, with the Securities and Exchange Commission on October 10, 2024, or the Original Form 8-K. The Amendment is filed to clarify that (i) the dismissal of Weinberg and Company, P.A., or Weinberg, as the Company’s independent registered public accounting firm is effective immediately following the filing of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024, the financial statements with respect to which Weinberg will review, and (ii) Wipfli LLP, or Wipfli, will commence review of the Company’s financial statements starting with the Company’s fiscal quarter ending December 31, 2024. Except as expressly noted above and the letter attached hereto as Exhibit 16.1, this Amendment does not modify or update in any way disclosures made in the Original Form 8-K. Accordingly, this Amendment should be read in conjunction with the Original Form 8-K.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm.

On October 8, 2024, the Audit Committee of the Board of Directors, or the Audit Committee, of the Company dismissed Weinberg as the Company's independent registered public accounting firm, effective upon the filing of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024, the financial statements with respect to which Weinberg will review.

Weinberg’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2024, and 2023, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended June 30, 2024, and 2023, and the subsequent interim period through October 8, 2024: (i) there were no “disagreements”, as defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Weinberg's satisfaction, would have caused Weinberg to make reference to the subject matter of such disagreements in connection with its reports for such years and interim period, and (ii) there were no “reportable events”, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Weinberg with a copy of the above disclosures prior to its filing with the Securities and Exchange Commission, or the SEC, and requested that Weinberg furnish the Company with a letter addressed to the SEC stating whether Weinberg agrees with the statements made by the Company herein. The letter from Weinberg with respect to the Original Form 8-K, addressed to the SEC, was furnished to the Company on October 9, 2024 and was attached to the Original Form 8-K as Exhibit 16.1. The letter from Weinberg with respect to the Amendment, addressed to the SEC, was furnished to the Company on October 17, 2024 and is attached hereto as Exhibit 16.1

(b)	Engagement of New Independent Registered Public Accounting Firm.

On October 8, 2024, the Audit Committee approved and ratified the appointment of Wipfli as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending June 30, 2025 and to commence review of the Company’s unaudited quarterly financial statements starting with the Company’s fiscal quarter ending December 31, 2024.

During the two most recent fiscal years ended June 30, 2023, and 2024, and the subsequent interim period through October 8, 2024, neither the Company nor anyone on the Company’s behalf consulted with Wipfli with respect to (i)(a) the application of accounting principles to a specified transaction, either completed or proposed, (b) the type of audit opinion that might be rendered on the Company's financial statements, and (c) neither a written report nor oral advice was provided to the Company that Wipfli concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement”, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event”, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company intends to amend this Amendment following the filing of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2024 to (i) disclose the effective date of the dismissal of Weinberg, and (ii) update the interim period disclosures related to paragraphs (a)(1)(iv), (a)(1)(v) and (a)(2) of Item 304 of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(d)       Exhibits.

Exhibit
Number	Description

16.1	Letter from Weinberg and Company, P.A. to the Securities and Exchange Commission dated October 17, 2024.
104	Cover Page Interactive Data File (embedded as Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH SOLUTIONS, INC.

Date: October 17, 2024	By:	/s/ William Nurthen
William Nurthen
Chief Financial Officer